Exhibit 99.1

1 Becton Drive

Franklin Lakes, NJ 07417

www.bd.com

Contact:

Monique N. Dolecki, Investor Relations – 201-847-5453

Alyssa J. Zeff, Corporate Communications – 201-847-4358

BD ANNOUNCES RESULTS FOR 2014 THIRD FISCAL QUARTER

•	Announces revenues of $2.157 billion, an increase of 5.1 percent, or 4.6 percent on a foreign currency-neutral basis.

•	Reports adjusted diluted earnings per share from continuing operations of $1.68, an increase of 9.1 percent, or 7.8 percent on a foreign currency-neutral basis. Reported diluted earnings per share from continuing operations were $1.65.

•	Reaffirms revenue and earnings per share guidance, excluding specified items, for full fiscal year 2014.

Franklin Lakes, NJ (July 31, 2014) – BD (Becton, Dickinson and Company) (NYSE: BDX), a leading global medical technology company, today reported quarterly revenues of $2.157 billion for the third fiscal quarter ended June 30, 2014, representing an increase of 5.1 percent from the prior-year period, or 4.6 percent on a foreign currency-neutral basis.

“We are pleased with our solid third quarter results, with each of our segments contributing to growth,” said Vincent A. Forlenza, Chairman, CEO and President. “Our consistent performance demonstrates that our strategy remains sound in this dynamic healthcare environment.”

Third Quarter and Nine-Month Fiscal 2014 Operating Results

Reported diluted earnings per share from continuing operations for the third quarter were $1.65 compared with $1.47 in the prior-year period, representing a 12.2 percent increase. On a foreign currency-neutral basis, diluted earnings per share from continuing operations for the third quarter increased by 10.9 percent. Current quarter results include a pre-tax charge within R&D of $9 million, or $0.03 diluted earnings per share from continuing operations, relating to program asset write-offs and obligations. Results from the prior-year period included a charge of $22 million, or $0.07 per share from continuing operations, associated with an antitrust class action settlement. Excluding the impact of these items, adjusted diluted earnings per share from continuing operations were $1.68 compared with $1.54 in the prior-year period. This represents an increase of 9.1 percent, or 7.8 percent on a currency-neutral basis.

For the nine-month period ending June 30, 2014, diluted earnings per share from continuing operations were $4.47, compared with $4.21 in the prior-year period. This represents growth of 6.2 percent, or 10.0 percent on a currency-neutral basis. Excluding the current quarter charge associated with the R&D program termination and the antitrust class action settlement charge in the prior year’s quarter, as well as other items detailed in the accompanying reconciliation of non-GAAP financial measures, adjusted diluted earnings per share from continuing operations for the nine-month period ending June 30, 2014 were $4.57 compared with $4.28 in the prior-year period. This represents an increase of 6.8 percent, or 10.5 percent on a currency-neutral basis. Excluding the first quarter incremental impact of the medical device excise tax, which went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act, adjusted diluted earnings per share from continuing operations were $4.62 compared with $4.28 in the prior-year period. This represents growth of 7.9 percent, or 11.7 percent on a currency-neutral basis.

Segment Results

In the BD Medical segment, worldwide revenues for the quarter were $1.201 billion, representing an increase of 5.3 percent compared with the prior-year period, or an increase of 4.7 percent on a foreign currency-neutral basis. The segment’s revenue growth was primarily driven by strong sales in Medical Surgical Systems. For the nine-month period ended June 30, 2014, BD Medical revenues increased 6.1 percent, or 6.4 percent on a currency-neutral basis.

In the BD Diagnostics segment, worldwide revenues for the quarter were $679 million, representing an increase of 3.7 percent on both a reported and foreign currency-neutral basis compared with the prior-year period. Strong growth in the Preanalytical Systems unit were partially offset by ongoing softness in Women’s Health and Cancer in the U.S. For the nine-month period ended June 30, 2014, BD Diagnostics revenues increased 2.0 percent, or 3.0 percent on a currency-neutral basis.

In the BD Biosciences segment, worldwide revenues for the quarter were $277 million, representing an increase of 7.7 percent compared with the prior-year period, or an increase of 6.6 percent on a foreign currency-neutral basis. The segment’s growth was driven by solid instrument placements and a favorable comparison to the prior year. For the nine-month period ended June 30, 2014, BD Biosciences revenues increased 7.1 percent, or 7.6 percent on a currency-neutral basis.

Geographic Results

Third quarter revenues in the U.S. of $871 million represent an increase of 2.8 percent over the prior-year period. Revenues outside of the U.S. were $1.286 billion, representing an increase of 6.7 percent compared with the prior-year period, or an increase of 6.0 percent on a foreign currency-neutral basis. International revenues reflected continued strength in emerging markets and sales of safety-engineered products.

For the nine-month period ended June 30, 2014, revenues in the U.S. were $2.546 billion, representing an increase of 1.8 percent compared with the prior-year period. Revenues outside of the U.S. were $3.698 billion, representing an increase of 7.1 percent when compared with the prior-year period, or 8.1 percent on a foreign currency-neutral basis.

Fiscal 2014 Outlook for Full Year

The Company reaffirms its previously communicated currency-neutral revenue guidance range of 4.5 to 5.0 percent. On a reported basis, the Company expects revenue growth of 4.0 to 4.5 percent. The Company is also reaffirming its previous guidance for diluted earnings per share from continuing operations for the full fiscal year to be between $6.22 and $6.25 excluding the impact of the previously aforementioned adjustments. On a reported basis, earnings per share for the full fiscal year 2014 are expected to be between $6.12 and $6.15. This represents growth of 7.0 to 7.5 percent over 2013 adjusted diluted earnings per share of $5.81. On a foreign currency-neutral basis, adjusted diluted earnings per share growth is expected to be between 10.0 to 10.5 percent, or 11.0 to 11.5 percent excluding the incremental impact of the medical device tax. The Company plans to complete the repurchase, subject to market conditions, of $450 million of its common stock for fiscal year 2014.

Conference Call Information

A conference call regarding BD’s third quarter results will be broadcast live on BD’s website, www.bd.com/investors, along with related slides, at 8:00 a.m. (ET) Thursday, July 31, 2014. The conference call will be available for replay on BD’s website, www.bd.com/investors, or at 1-800-585-8367 (domestic) and 1-404-537-3406 (international) through the close of business on Thursday, August 7th, 2014, confirmation number 69111053.

Non-GAAP Financial Measures/Financial Tables

This news release contains certain non-GAAP financial measures. Reconciliations of these and other non-GAAP measures to the comparable GAAP measures are included in the attached financial tables. Within the attached financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Percentages and earnings per share amounts presented are calculated from the underlying amounts.

About BD

BD is a leading medical technology company that partners with customers and stakeholders to address many of the world’s most pressing and evolving health needs. Our innovative solutions are focused on improving drug delivery, enhancing the diagnosis of infectious diseases and cancers, supporting the management of diabetes and advancing cellular research. We are nearly 30,000 associates in 50 countries who strive to fulfill our purpose of “Helping all people live healthy lives” by advancing the quality, accessibility, safety and affordability of healthcare around the world. For more information, please visit www.bd.com.

***

This press release, including the section entitled “Fiscal 2014 Outlook for Full Year”, contains certain estimates and other forward-looking statements (as defined under Federal securities laws) regarding BD’s performance, including future revenues and earnings per share. All such statements are based upon current expectations of BD and involve a number of business risks and uncertainties. Actual results could vary materially from anticipated results described, implied or projected in any forward-looking statement. With respect to forward-looking statements contained herein, a number of factors could cause actual results to vary materially from any forward-looking statement. These factors include, but are not limited to: potential cuts in healthcare spending by the U.S. government as part of deficit reduction measures which could result in reduced demand for our product or downward pricing pressure; the unknown consequences of healthcare reform in the United States, including the impact of the reduction in Medicare and Medicaid payments to hospitals, pharmaceutical companies and other customers, which could reduce demand for our products and increase downward pricing pressure; adverse changes in regional, national or foreign economic conditions, including any impact that may result from the current global economic conditions on our ability to access credit markets and finance our operations, the demand for our products and services as a result of reduced government funding, lower utilization rates or otherwise, or our suppliers’ ability to provide products needed for our operations; changes in interest or foreign currency exchange rates; our ability to successfully integrate any businesses we acquire; the adverse impact of cyber-attacks on our information systems; competitive factors; pricing and market pressures; difficulties inherent in product development and delays in product introductions; increases in energy costs and their effect on, among other things, the cost of producing BD’s products; fluctuations in costs and availability of raw materials and in BD’s ability to maintain favorable supplier arrangements and relationships; new or changing laws impacting our business or changes in enforcement practices with respect to such laws; uncertainties of litigation (as described in BD’s filings with the Securities and Exchange Commission); future healthcare reform, including changes in government pricing and reimbursement policies or other cost containment reforms; the effects of potential pandemic diseases; and issuance of new or revised accounting standards, as well as other factors discussed in BD’s filings with the Securities and Exchange Commission. We do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof except as required by applicable laws or regulations.

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Three Months Ended June 30,
	2014	2013	% Change
REVENUES	$2,157	$2,053	5.1

Cost of products sold	1,046	993	5.4
Selling and administrative	528	534	(1.2)
Research and development	137	121	13.5

TOTAL OPERATING COSTS AND EXPENSES	1,712	1,648	3.9

OPERATING INCOME	445	405	10.1

Interest income	12	6	99.3
Interest expense	(33)	(35)	(5.6)
Other (expense) income, net	(2)	3	NM

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	423	379	11.6

Income tax provision	97	87	11.5

INCOME FROM CONTINUING OPERATIONS	326	292	11.6

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $0 AND $6, RESPECTIVELY	—	10	NM

NET INCOME	$326	$302	8.1

EARNINGS PER SHARE

Basic:
Income from continuing operations	$1.69	$1.50	12.7
Income from discontinued operations	$—	$0.05	NM
Net income	$1.69	$1.55	9.0

Diluted:
Income from continuing operations	$1.65	$1.47	12.2
Income from discontinued operations	$—	$0.05	NM
Net income	$1.65	$1.52	8.6

AVERAGE SHARES OUTSTANDING (in thousands)

Basic	193,054	194,879
Diluted	197,005	198,719

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

CONSOLIDATED INCOME STATEMENTS

(Unaudited; Amounts in millions, except share and per share data)

	Nine Months Ended June 30,
	2014	2013	% Change
REVENUES	$6,244	$5,953	4.9

Cost of products sold	3,045	2,869	6.1
Selling and administrative	1,584	1,545	2.5
Research and development	410	362	13.4

TOTAL OPERATING COSTS AND EXPENSES	5,039	4,775	5.5

OPERATING INCOME	1,204	1,178	2.3

Interest income	36	26	38.7
Interest expense	(99)	(104)	(4.9)
Other income, net	4	6	(33.4)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,145	1,105	3.6

Income tax provision	261	267	(2.3)

INCOME FROM CONTINUING OPERATIONS	884	838	5.5

INCOME FROM DISCONTINUED OPERATIONS NET OF INCOME TAX PROVISION OF $0 AND $222, RESPECTIVELY	—	364	NM

NET INCOME	$884	$1,203	(26.5)

EARNINGS PER SHARE

Basic:
Income from continuing operations	$4.57	$4.29	6.5
Income from discontinued operations	$—	$1.87	NM
Net income	$4.57	$6.16	(25.8)

Diluted:
Income from continuing operations	$4.47	$4.21	6.2
Income from discontinued operations	$—	$1.83	NM
Net income	$4.47	$6.04	(26.0)

AVERAGE SHARES OUTSTANDING (in thousands)

Basic	193,624	195,312
Diluted	197,813	199,111

NM - Not Meaningful

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in millions)

	Three Months Ended June 30,
	2014	2013	% Change
BD MEDICAL
United States	$468	$449	4.4
International	733	692	5.9

TOTAL	$1,201	$1,140	5.3

BD DIAGNOSTICS
United States	$310	$310	(0.2)
International	370	345	7.2

TOTAL	$679	$655	3.7

BD BIOSCIENCES
United States	$93	$89	5.1
International	184	168	9.1

TOTAL	$277	$257	7.7

TOTAL REVENUES
United States	$871	$848	2.8
International	1,286	1,205	6.7

TOTAL	$2,157	$2,053	5.1

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY SEGMENT AND GEOGRAPHIC AREA

(Unaudited; Amounts in millions)

	Nine Months Ended June 30,
	2014	2013	% Change
BD MEDICAL
United States	$1,344	$1,287	4.4
International	2,037	1,899	7.2

TOTAL	$3,381	$3,186	6.1

BD DIAGNOSTICS
United States	$932	$953	(2.2)
International	1,073	1,013	5.9

TOTAL	$2,005	$1,966	2.0

BD BIOSCIENCES
United States	$270	$262	3.2
International	588	540	9.0

TOTAL	$858	$801	7.1

TOTAL REVENUES
United States	$2,546	$2,501	1.8
International	3,698	3,452	7.1

TOTAL	$6,244	$5,953	4.9

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30,

(Unaudited; Amounts in millions)

	United States
	2014	2013	% Change
BD MEDICAL
Medical Surgical Systems	$256	$246	4.3
Diabetes Care	118	117	0.9
Pharmaceutical Systems	94	86	9.2

TOTAL	$468	$449	4.4

BD DIAGNOSTICS
Preanalytical Systems	$172	$167	3.0
Diagnostic Systems	137	143	(4.0)

TOTAL	$310	$310	(0.2)

BD BIOSCIENCES	$93	$89	5.1

TOTAL UNITED STATES	$871	$848	2.8

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	International
			% Change
	2014	2013	Reported	FXN	FX Impact
BD MEDICAL
Medical Surgical Systems	$333	$315	5.8	7.3	(1.5)
Diabetes Care	140	133	5.8	6.0	(0.2)
Pharmaceutical Systems	259	244	6.2	1.3	4.9

TOTAL	$733	$692	5.9	5.0	0.9

BD DIAGNOSTICS
Preanalytical Systems	$192	$178	8.0	8.6	(0.6)
Diagnostic Systems	178	167	6.4	6.0	0.4

TOTAL	$370	$345	7.2	7.3	(0.1)

BD BIOSCIENCES	$184	$168	9.1	7.4	1.7

TOTAL INTERNATIONAL	$1,286	$1,205	6.7	6.0	0.7

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Three Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	Total
			% Change
	2014	2013	Reported	FXN	FX Impact

BD MEDICAL
Medical Surgical Systems	$590	$561	5.1	6.0	(0.9)
Diabetes Care	258	250	3.5	3.6	(0.1)
Pharmaceutical Systems	353	330	6.9	3.4	3.5

TOTAL	$1,201	$1,140	5.3	4.7	0.6

BD DIAGNOSTICS
Preanalytical Systems	$364	$345	5.6	5.9	(0.3)
Diagnostic Systems	315	310	1.6	1.4	0.2

TOTAL	$679	$655	3.7	3.7	—

BD BIOSCIENCES	$277	$257	7.7	6.6	1.1

TOTAL REVENUES	$2,157	$2,053	5.1	4.6	0.5

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30,

(Unaudited; Amounts in millions)

	United States
	2014	2013	% Change
BD MEDICAL
Medical Surgical Systems	$759	$731	3.9
Diabetes Care	358	336	6.4
Pharmaceutical Systems	227	220	3.4

TOTAL	$1,344	$1,287	4.4

BD DIAGNOSTICS
Preanalytical Systems	$507	$496	2.1
Diagnostic Systems	425	457	(7.0)

TOTAL	$932	$953	(2.2)

BD BIOSCIENCES	$270	$262	3.2

TOTAL UNITED STATES	$2,546	$2,501	1.8

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	International
			% Change
	2014	2013	Reported	FXN	FX Impact
BD MEDICAL
Medical Surgical Systems	$961	$905	6.2	8.6	(2.4)
Diabetes Care	415	388	6.9	9.3	(2.4)
Pharmaceutical Systems	661	606	9.1	5.6	3.5

TOTAL	$2,037	$1,899	7.2	7.8	(0.6)

BD DIAGNOSTICS
Preanalytical Systems	$547	$513	6.5	8.3	(1.8)
Diagnostic Systems	526	499	5.3	7.3	(2.0)

TOTAL	$1,073	$1,013	5.9	7.8	(1.9)

BD BIOSCIENCES	$588	$540	9.0	9.6	(0.6)

TOTAL INTERNATIONAL	$3,698	$3,452	7.1	8.1	(1.0)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

REVENUES BY BUSINESS SEGMENTS AND UNITS

Nine Months Ended June 30, (continued)

(Unaudited; Amounts in millions)

	Total
			% Change
	2014	2013	Reported	FXN	FX Impact
BD MEDICAL
Medical Surgical Systems	$1,720	$1,635	5.1	6.5	(1.4)
Diabetes Care	773	725	6.7	7.9	(1.2)
Pharmaceutical Systems	888	826	7.5	5.0	2.5

TOTAL	$3,381	$3,186	6.1	6.4	(0.3)

BD DIAGNOSTICS
Preanalytical Systems	$1,054	$1,010	4.4	5.3	(0.9)
Diagnostic Systems	951	956	(0.6)	0.5	(1.1)

TOTAL	$2,005	$1,966	2.0	3.0	(1.0)

BD BIOSCIENCES	$858	$801	7.1	7.6	(0.5)

TOTAL REVENUES	$6,244	$5,953	4.9	5.4	(0.5)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL REVENUE INFORMATION

SAFETY REVENUES

(Unaudited; Amounts in millions)

	Three Months Ended June 30,
			% Change
	2014	2013	Reported	FXN	FX Impact
TOTAL SAFETY REVENUES
United States	$304	$301	1.2	1.2	—
International	265	237	11.6	12.4	(0.8)

TOTAL	$569	$538	5.8	6.1	(0.3)

BY SEGMENT
BD Medical	$284	$268	6.1	6.6	(0.5)
BD Diagnostics	285	270	5.5	5.7	(0.2)

TOTAL	$569	$538	5.8	6.1	(0.3)

	Nine Months Ended June 30,
			% Change
	2014	2013	Reported	FXN	FX Impact
TOTAL SAFETY REVENUES
United States	$906	$879	3.1	3.1	—
International	751	685	9.7	11.9	(2.2)

TOTAL	$1,657	$1,564	6.0	6.9	(0.9)

BY SEGMENT
BD Medical	$832	$776	7.2	8.3	(1.1)
BD Diagnostics	825	788	4.7	5.6	(0.9)

TOTAL	$1,657	$1,564	6.0	6.9	(0.9)

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2014 Quarter-to-Date Reconciliation of Non-GAAP Financial Measures

(Unaudited)

	Three Months Ended June 30,
	2014	2013	Growth	Foreign Currency Translation	Foreign Currency Neutral Change	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share from Continuing Operations	$1.65	$1.47	$0.18	$0.02	$0.16	12.2%	10.9%

Charge associated with the decision to terminate a research and development program in the Medical segment; the charge relates to program asset write-offs and obligations ($9 million or $6 million after-tax)	0.03	—
Charge associated with the litigation settlement related to indirect purchaser antitrust class action cases ($22 million or $14 million after-tax)	—	0.07

Adjusted Diluted Earnings per Share from Continuing Operations	$1.68	$1.54	$0.14	$0.02	$0.12	9.1%	7.8%

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2014 Year-to-Date Reconciliation of Non-GAAP Financial Measures

(Unaudited)

	Nine Months Ended June 30,
	2014	2013	Growth	Foreign Currency Translation	Foreign Currency Neutral Change	Growth %	Foreign Currency Neutral Growth %
Reported Diluted Earnings per Share from Continuing Operations	$4.47	$4.21	$0.26	$(0.16)	$0.42	6.2%	10.0%

Write-off of capitalized product software and, to a lesser extent, fixed assets primarily resulting from the discontinuance of an instrument product development program in the Biosciences segment ($20 million or $12 million after-tax)	0.06	—
Cost associated with the decision to early terminate a European distributor arrangement in the Diagnostics segment ($11 million or $8 million after-tax)	0.04	—
Gain from a cash distribution received from the sale of company, in which BD had a small equity ownership ($8 million or $5 million after-tax)	(0.03)	—
Charge associated with the decision to terminate a research and development program in the Medical segment; the charge relates to program asset write-offs and obligations ($9 million or $6 million after-tax)	0.03	—
Charge associated with the litigation settlement related to indirect purchaser antitrust class action cases ($22 million or $14 million after-tax)	—	0.07

Adjusted Diluted Earnings per Share from Continuing Operations	$4.57	$4.28	$0.29	$(0.16)	$0.45	6.8%	10.5%

The incremental impact in first quarter fiscal year 2014 of the medical device excise tax which went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act ($14 million or $9 million after-tax)	0.05	—

Adjusted Diluted Earnings per Share from Continuing Operations without incremental first quarter fiscal year 2014 impact of Medical Device Excise Tax	$4.62	$4.28	$0.34	$(0.16)	$0.50	7.9%	11.7%

BECTON DICKINSON AND COMPANY

SUPPLEMENTAL INFORMATION

FY2014 Outlook Reconciliation

	Reported Basis	FX Impact	FXN Basis
Revenues - Full Year 2014 estimated growth	4.0% - 4.5%	(0.5%)	4.5% - 5.0%

	Full Year 2014	Full Year 2013	% Increase
	(estimated)
Reported Fully Diluted Earnings per Share from Continuing Operations	$6.12 - 6.15	$4.67	NM

Write-off of capitalized product software and, to a lesser extent, fixed assets primarily resulting from the discontinuance of an instrument product development program in the Biosciences segment	0.06

Cost associated with the decision to early terminate a European distributor arrangement in the Diagnostics segment	0.04

Gain from a cash distribution received from the sale of company, in which BD had a small equity ownership	(0.03)

Charge associated with the decision to terminate a research and development program in the Medical segment; the charge relates to program asset write-offs and obligations	0.03

Charge associated with the litigation settlement related to indirect purchaser antitrust class action cases		0.07

Charge associated with the unfavorable verdict returned in the antitrust and false advertising lawsuit filed against the Company by RTI		1.06

Non-cash pension settlement charge associated with lump sum benefit payments made from the Company’s U.S. supplemental pension plan, as such payments exceeded the service and interest components of the plan’s pension cost for the year. The charge also included settlement losses associated with certain foreign pension plans		0.02

Adjusted Fully Diluted Earnings per Share from Continuing Operations	$6.22 - 6.25	$5.81	7.0% - 7.5%

FX Impact			(3.0%)

Adjusted FXN Growth			10.0% - 10.5%

Represents the incremental impact of the medical device excise tax in first quarter fiscal year 2014 (tax went into effect in January 2013 under the U.S. Patient Protection and Affordable Care Act)			(1.0%)

Adjusted FXN Growth (excluding the medical device excise tax)			11.0% - 11.5%

NM - Not Meaningful

FXN = Foreign Currency Neutral